The World Leader in Serving Science Robert W. Baird 2004 Growth Stock Conference May 4, 2004

This presentation contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on Fisher's and Apogent's current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Risks, uncertainties and assumptions include (1) the possibility that the companies may be unable to obtain stockholder or regulatory approvals required for the merger; (2) problems may arise in successfully integrating the businesses of the two companies; (3) the acquisition may involve unexpected costs; (4) the combined company may be unable to achieve cost-cutting synergies; (5) the businesses may suffer as a result of uncertainty surrounding the acquisition; and (6) the industry may be subject to future regulatory or legislative actions and other risks that are described in Securities and Exchange Commission (SEC) reports filed by Fisher and Apogent. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by Fisher and Apogent. Fisher and Apogent assume no obligation and expressly disclaim any duty to update information contained in this news release except as required by law. Please refer to the supplementary information table on our website at www.fisherscientific.com under "Investor Presentation" for a reconciliation of the adjusted amounts to the generally accepted accounting principles. Safe Harbor and Regulation G Statement

Fisher at a Glance - Founded in 1902 Proprietary 60% Distributed 40% 80% Consumable * Includes effect of the Apogent transaction. 350,000 customers Global scientific research $20 U.S. clinical laboratory $10 2004E Sales $4.6B EPS $2.81 Growing Markets ($ Bils) Favorable market dynamics Extensive Life Science Footprint* Powerful channel position Diverse Customer Base* Increasing earnings Product and Service Mix* Ongoing margin improvement $1.1 billion footprint 800 sales specialists

7 Scientific Research 75% Clinical Lab 25% No Customer > 2.5% of Sales Diverse Customer Base Pharma 0.23 Hospitals 0.17 Reference Labs / Other 0.08 Other 0.33 Medical Research 0.08 Colleges and Universities 0.11

Pharma 0.23 Hospitals 0.25 Other 0.33 Medical Research 0.08 Colleges and Universities 0.11 R&D spending steadily increasing Market Dynamics Are Favorable Customer Base 9 Pharma/Biotech 23% Colleges & Universities 11% Medical Research 8% Other Scientific Research 33%

Pressure on drug development costs R&D spending steadily increasing Market Dynamics Are Favorable Customer Base Pharma 0.23 Hospitals 0.25 Other 0.33 Medical Research 0.08 Colleges and Universities 0.11 Pharma/Biotech 23% 11

Pressure on drug development costs Aging population R&D spending steadily increasing Market Dynamics Are Favorable Customer Base Pharma 0.23 Hospitals 0.25 Other 0.33 Medical Research 0.08 Colleges and Universities 0.11 Pharma/Biotech 23% Colleges & Universities 11% Medical Research 8% Hospitals & Reference Labs / Other 25% 13

Pressure on drug development costs Aging population R&D spending steadily increasing Growth in homeland security spending Market Dynamics Are Favorable Customer Base 15 Pharma 0.23 Hospitals 0.25 Other 0.33 Medical Research 0.08 Colleges and Universities 0.11 Hospitals & Reference Labs / Other 25% Other Scientific Research 33%

The Fisher brand Global logistics Industry-leading sales force Company Capabilities

100 years of serving science Broad proprietary product and service portfolio Global brand recognition Company Capabilities The Fisher Brand

Global Logistics Capabilities Company Capabilities 30,000 shipments daily 39 distribution facilities E-commerce systems

1,500 sales reps 1,200 customer service reps Industry-Leading Sales Force Company Capabilities Supply chain solutions 375* life science, chemical and technical specialists End-user sales and support *Will increase to approximately 800 specialists upon completion of the Apogent transaction.

Key Strategies Increase proprietary product and service offering Capitalize on high growth life science market Increase earnings and cash flow growth 25

Apogent Transaction Benefits Enhances portfolio of proprietary products and services Increases Fisher's life science footprint to $1.1 billion Strengthens Fisher's healthcare business Provides significant cost savings opportunities Increases cash flow generation Apogent - A perfect fit 27

Apogent Merger - Improved Product Mix Life Science Products 0.33 Scientific Research Products 0.18 Other Equipment 0.17 Clinical Lab Products 0.32 Based on pro forma 2004 sales Life Science Products 0.18 Scientific Research Products 0.55 Lab Workstations 0.09 Clinical Lab Products 0.23 Pro forma 2004 sales $5 billion 29

Provides up to $100 million of cost savings Rationalize Fisher's and Apogent's manufacturing operations Consolidate administrative functions and public company expense Reduce logistics expense and leverage combined purchasing power Apogent Merger - Synergies 31

Financial Highlights

* Excludes foreign exchange. Organic growth was 8% in Q1 2004 versus 4% in Q1 2003. Excludes restructuring and non-recurring expenses. 2003 2004* East 833.4 983.5 ($ in Millions, Except Earnings Per Share) 2003 2004 East 0.48 0.6 2003 2004 East 55.8 66 Sales EPS Operating Cash Flow Operating Income 2003 2004 East 60.8 78.5 First Quarter Results

Sales Growth ($ in Billions) 2000 2001 2002 2003 2004F* 2005F* *Midpoint of management estimates and assumes Apogent transaction closes in early 3rd quarter, 2004. Excludes the impact of foreign exchange. CAGR: 16%

Earnings Per Share Growth ($ in Millions) 2000 2001 2002 2003 2004F* 2005F* Excludes goodwill amortization, restructuring and nonrecurring expenses. * Midpoint of management estimates and assumes Apogent transaction closes in early 3rd quarter, 2004. CAGR: 24% Operating Margins 6.8% 7.3% 7.5% 7.8% 10.6% 13.4%

Strong Operating Cash Flow 2000 2001 2002 2003 2004F 2005F ($ in millions) Free cash flow is cash from operations less capital expenditures. * Midpoint of management estimates and assumes Apogent transaction closes in early 3rd quarter, 2004. Memo: Free Cash Flow $78 $119 $115 $138 $215 $395 * *

Investment Highlights Strong earnings and cash flow growth Favorable market dynamics Significant margin enhancement opportunities Strong management team

Questions and Answers

(in millions, except per share amounts) Supplementary Financial Information

In connection with the proposed merger, Fisher Scientific and Apogent Technologies will file relevant materials with the SEC, including one or more registration statement(s) that contain a prospectus and a joint proxy statement, including one that was filed on April 16, 2004. Investors and security holders are urged to read these documents and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about Fisher, Apogent and the merger. Investors and security holders may obtain these documents (and any other documents filed by Fisher or Apogent with the SEC) free of charge at the SEC's Web site at www.sec.gov. In addition, the documents filed with the SEC by Fisher may be obtained free of charge by directing such request to: Corporate Secretary, 1 Liberty Lane, Hampton, NH 03842 or from Fisher's Web site at www.fisherscientific.com. The documents filed with the SEC by Apogent may be obtained free of charge by directing such request to: Director of Investor Relations, 30 Penhallow Street, Portsmouth, NH 03801, or from Apogent's Web site at www.apogent.com. Investors and security holders are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger. Fisher, Apogent and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Fisher and Apogent in favor of the acquisition. Information about the executive officers and directors of Fisher and their ownership of Fisher common stock is set forth in the joint proxy statement/prospectus regarding the merger, which was filed with the SEC on April 16, 2004. Information about the executive officers and directors of Apogent and their ownership of Apogent common stock is set forth in the proxy statement for Apogent's 2004 Annual Meeting of Shareholders, which was filed with the SEC on December 23, 2003. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Apogent and its respective executive officers and directors in the merger by reading the joint proxy statement/prospectus regarding the merger filed on April 16, 2004. Additional Information